UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2010

FX Real Estate and Entertainment Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33902	36-4612924
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Madison Avenue, 15th Floor, New York, New York		10022
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-796-8174

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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On July 14, 2010, FX Real Estate and Entertainment Inc. (the “Registrant”) held its 2010 Annual Meeting of Stockholders at which the stockholders (i) elected six (6) directors of the Registrant until the next annual meeting of stockholders and until their respective successors are duly elected and qualified and (ii) ratified the appointment of L.L. Bradford & Company, LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The stockholder voting results for these matters are as follows:

1. Election of Directors:

	For	Against	Abstain
Robert F.X. Sillerman	49,864,126	3,302	1,400
Paul C. Kanavos	49,864,026	3,402	1,400
Michael J. Meyer	49,863,926	3,502	1,400
John D. Miller	49,843,926	23,502	1,400
Harvey Silverman	49,865,026	2,402	1,400
Robert Sudack	49,865,026	2,402	1,400

2. Ratification of the appointment of L.L. Bradford & Company, LLC as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
49,866,326	902	1,600

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX Real Estate and Entertainment Inc.

July 15, 2010	By:	Mitchell J. Nelson

Name: Mitchell J. Nelson
Title: Executive Vice President, General Counsel and Secretary